Exhibit 99.5

Exhibit A
TASTY BAKING COMPANY
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT
AMENDED AND RESTATED
EFFECTIVE AS OF JANUARY 1, 2005

THIS AMENDED AND RESTATED AGREEMENT, entered into as of the ____ day of _________, 2006, by and between Tasty Baking Company, a Pennsylvania corporation (hereinafter referred to as “Employer”) and Charles P. Pizzi (hereinafter referred to as “Employee”).

W I T N E S S E T H:

WHEREAS, the Employer and the Employee entered into a Supplemental Executive Retirement Plan Agreement (the “Agreement”) as of October 7, 2002, and amended and restated the Agreement as of August 19, 2004; and

WHEREAS, the Employer and the Employee desire to amend the Agreement so that it conforms to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby amend and restate the Agreement, effective as of January 1, 2005, as follows:

ARTICLE I: CONTRIBUTIONS

1.  Initial Contribution Credit. Effective as of September 30, 2004, the Employer shall credit an amount equal to $172,500 to an unfunded notional account on behalf of the Employee.

2. Subsequent Contribution Credits. As of the end of each month subsequent to September 30, 2004, the Employer shall credit a contribution to such notional account on behalf of the Employee in an amount equal to 39% of the base salary and bonus paid by the Employer to the Employee during such month. In no event shall any contributions be credited to such notional account on behalf of the Employee after the Employee attains age 67.

3. Interest Credit. As of the end of each month subsequent to September 30, 2004, the Employer shall credit interest to such notional account an amount equal to the product of (a) 1/12 of the interest crediting rate for the calendar year and (b) the Employee’s account balance at the beginning of the month.

4. Interest Crediting Rate. The interest-crediting rate for a calendar year will be Moody’s Aa rate for corporate bonds as of the last business day preceding the beginning of the calendar year.

5. Change of Control. In the event the Employer undergoes a “change of control,” as defined in the Employee’s Employment Agreement with the Employer, the Employer guarantees that three additional annual contribution credits, as determined under paragraph 2, above based upon the Employee’s base salary and bonus for the calendar year immediately prior to the calendar year in which he terminates employment following a change of control, shall be credited to the Employee’s notional account if and only to the extent that (a) Employee does not continue to perform service for the Employer for at least 36 months after the change of control and (b) Employee does not receive at least 36 months of contribution credits for such service under paragraph 2, above. In no event shall the guarantee of additional annual contribution credits under this paragraph be applicable for any calendar year that the Employee continues to perform service for the Employer after the year in which the Employee attains age 62.

6. Benefits Under this Agreement. Benefits shall be paid to the Employee pursuant to the notional account established by the Employer for the benefit of the Employee in accordance with this Agreement and shall be in lieu of and not supplementary to the benefits accrued by the Employee under the terms of this Agreement as in effect prior to August 19, 2004.

ARTICLE II: PAYMENT OF BENEFITS

1. Retirement. In the event that Employee separates from service with the Employer on or after age 57, his entire notional account balance, valued as of the end of the month preceding payment, shall be paid to him in a lump sum on the first business day of the month following the date of his separation from service.

2. Disability. In the event that Employee separates from service with the Employer as a result of being “totally disabled,” within the meaning of and determined under the Employer’s long-term disability program, his entire notional account balance, valued as of the end of the month preceding payment, shall be paid to him in a lump sum on the first business day of the month following the date of the determination that he is totally disabled.

3. Death. In the event that Employee dies prior to receiving any benefits pursuant to this Agreement, his entire notional account balance, valued as of the end of the month preceding payment, shall be paid in a lump sum to his surviving spouse on the first business day of the month following the date of his death. In the event the Employee is unmarried on the date of his death, no payment shall be due under this Agreement.

4. Other Termination of Employment. In the event Employee terminates employment prior to age 57 for reasons other than being totally disabled, his entire notional account balance, valued as of the end of the month preceding payment, shall be paid to him in a lump sum on the first business day of the month following the date Employee attains 57 unless (a) the independent directors of the Board of Directors, at the recommendation of the Compensation Committee of the Board, decides to pay him in benefits in a lump sum prior to age 57 or (b) he terminates subsequent to a “change of control” as defined in Employee’s Employment Agreement with the Employer. If the Employee terminates employment subsequent to a change of control, but prior to age 57, his entire notional account balance shall be paid to him in a lump sum on the first business day of the month following the date he terminates employment.

ARTICLE III:  VESTING/FORFEITURE OF BENEFITS

The Employee shall be immediately and fully vested in all amounts credited to his notional account pursuant to this Agreement on or after September 30, 2004. Notwithstanding the preceding sentence, the Employee’s entire notional account balance shall be forfeited if his employment is terminated by the Employer for “cause”, as defined in subparagraphs (i), (ii) or (iii) of Section 5(b) of Employee’s Employment Agreement with the Employer. No other termination of employment of Employee under his Employment Agreement with the Employer shall result in a forfeiture of any amounts payable to him under this Agreement except as otherwise expressly provided herein.

ARTICLE IV: TERMINATION OF EMPLOYMENT

This Agreement shall not in any way constitute an employment agreement between Employee and Employer and shall in no way obligate Employer to continue the employment of Employee with Employer. This Agreement shall not limit the right of Employer to terminate Employee’s employment with Employer in accordance with Employee’s employment agreement with the Employer.

ARTICLE V: ASSIGNMENT

The right of the Employee to the payment of benefits under this Agreement shall not be assigned, transferred, pledged, or encumbered. Further, said right shall not be subject to devise or bequest nor shall it survive the death of the Employee for any reason or circumstance, except as provided in Section 3 of Article II, above.

ARTICLE VI: LACK OF FIDUCIARY RELATIONSHIP

Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Employer and the Employee or any other person. Any funds which may be invested for the purpose of fulfilling the obligations which may arise under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Employer and no person other than the Employee shall, by virtue of the provisions of this Agreement, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Employer under this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Employer.

ARTICLE VII: MODIFICATION

This Agreement may be revised only in writing signed by the parties hereto.

ARTICLE VIII: GOVERNING LAW

This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

ARTICLE IX: MISCELLANEOUS

1. Status of Payments. Any contribution credit or benefit payable under this Agreement shall not be included for the purpose of computing benefits to which the Employee may be entitled under any pension plan or other arrangement of the Employer for the benefit of its employees.

2.  Interpretation. The Compensation Committee of the Board of Directors (the “Committee”) shall have full power and discretionary authority to interpret, construe and administer this Agreement and the Committee’s interpretation and construction thereof and actions thereunder, taken by majority vote, including any valuation of the supplemental retirement compensation amount to be paid, shall be binding and conclusive on all persons for all purposes. No member of the Committee or member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation or administration of this Agreement unless attributable to his own willful misconduct or lack of good faith.

3.  Claims Procedure.

(a)  The Committee shall prescribe a form for the presentation of claims under the terms of this Agreement.

(b)  Upon presentation to the Committee of the claim on the prescribed form, the Committee shall make the determination of the validity thereof. If the determination is adverse to the claimant, the Committee shall furnish to the claimant within 90 days after receipt of the claim a written notice setting forth the following:

(i)  The specific reason or reasons for the denial;

(ii)  Specific references to pertinent provisions of the Agreement on which the denial is based;

(iii)  A description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv)  Appropriate information as to the steps to be taken if the claimant wishes to submit his or her claim for review.

(c)  In the event of a denial of a claim, the claimant or his or her duly authorized representative may appeal such denial to the Committee for a full and fair review of the adverse determination. The claimant’s request for a review must be in writing and made to the Committee within 60 days after receipt by the claimant of the written notification required under paragraph (b) above; provided, however, such 60-day period shall be extended if the circumstances so warrant. The claimant or his or her duly authorized representative may submit issues and comments in writing which will be given full consideration by the Committee in its review.

(d)  The Committee may, in its sole discretion, conduct a hearing. A request for a hearing made by the claimant will be given full consideration. At such hearing, the claimant shall be entitled to appear and present evidence and to be represented by counsel.

(e)  The Committee shall make a decision on a request for review not later than 60 days after receipt of the request; provided, however, in the event of a hearing or other special circumstances, such decision shall be made not later than 120 days after receipt of such request. If it is necessary to extend the period of time for making a decision beyond 60 days after the receipt of the request, the claimant shall be notified in writing of the extension of time prior to the beginning of such extension.

(f)  The Committee’s decision on review shall state in writing the specific reasons and references to the provisions of the Agreement upon which it is based. Such decision shall be promptly provided to the claimant. If the decision on review is not furnished in accordance with the foregoing, the claim shall be deemed denied on review.

4.  Withholding. Any benefit payable under this Agreement shall be subject to applicable federal, state and local income and employment tax withholding.

ARTICLE X: SECTION 409A RESTRICTIONS ON DISTRIBUTIONS

1. Amounts Deferred Prior to January 1, 2005. Contributions credited to the Employee’s notional account on or before December 31, 2004, including interest subsequently credited thereon pursuant to Article I, shall be distributable to the Employee pursuant to the terms of this Agreement without regard to the provisions of this Article X and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The parties agree that $218,222 was credited to the Employee’s notional account pursuant to the Agreement as of December 31, 2004. Such amount, including interest subsequently credited thereon pursuant to Article I, shall be hereafter referred to as the “grandfathered account balance.”

2. Amounts Deferred After December 31, 2004. Contributions credited to the Employee’s notional account after December 31, 2004, including interest subsequently credited thereon pursuant to Article I, are subject to the requirements of Section 409A of the Code and the regulations and other guidance issued thereunder by the Internal Revenue Service. Such amounts shall be referred to hereafter as the “remainder of Employee’s notional account balance.”

3. Retirement. In the event that Employee separates from service with the Employer on or after age 57, the Employee’s grandfathered account balance and the remainder of his notional account balance shall be paid to him in accordance with Section 1 of Article II. However, if any stock of the Employer is publicly-traded on an established securities market or otherwise as of the date of Executive’s separation from service, the remainder of Employee’s notional account balance shall be paid to him in a lump sum on the first business day following the date that is six months after his separation from service. The Employer shall continue to credit interest on the remainder of the Employee’s notional account balance, in accordance with Article I, until the date of payment to the Employee.

4. Disability. In the event that Employee separates from service with the Employer as a result of being “disabled”, as defined in Article II, the Employee’s grandfathered account balance and the remainder of his notional account balance shall be paid to him in accordance with Section 2 of Article II. However, if any stock of the Employer is publicly-traded on an established securities market or otherwise as of the date of the Executive’s separation from service, the remainder of the Employee’s notional account balance shall be paid to him in a lump sum on the first business day of the month following the date that he has received income replacement benefits under the Employer’s long-term disability program for three months. The Employer shall continue to credit interest, in accordance with Article I, on the remainder of the Employee’s notional account balance until the date of payment to the Employee.

5. Other Termination of Employment. In the event Employee terminates employment prior to age 57 except for reasons other than (a) death, (b) disability or (c) a change of control, as defined in Employee’s Employment Agreement, his grandfathered account balance and the remainder of his notional account balance shall be paid to him in accordance with Section 4 of Article II. However, if any stock of the Employer is publicly-traded on an established securities market or otherwise as of the date of the Executive’s termination of employment, the remainder of Employee’s notional account balance shall be paid to him on the first business day following the date that is six months after the Employee’s termination of employment or the first business day of the month following the date the Employee attains age 57, whichever date is later. The Employer shall continue to credit interest, in accordance with Article I, on the remainder of Employee’s notional account balance until the date of payment to the Employee.

6. Termination Subsequent to a Change of Control. If the Employee terminates employment subsequent to a “change of control,” as defined in Employee’s Employment Agreement with the Employer, his grandfathered account balance and the remainder of his notional account balance shall be paid to him in a lump sum on the first business day of the month following the date he terminates employment. However, if any stock of the Employer (or its successor) is publicly-traded on an established securities market or otherwise as of the date of Executive’s termination of employment, the remainder of Employee’s notional account balance shall be paid to him in a lump sum on the first business day following the date that is six months after his termination of employment. The Employer shall continue to credit interest, in accordance with Article I, on the remainder of Employee’s notional account balance until the date of payment to the Employee.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

ATTEST:	TASTY BAKING COMPANY

________________________	By:____________________________
Secretary

WITNESS:

________________________	_______________________
Charles P. Pizzi